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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  JULY 28, 2006


                       WARRIOR ENERGY SERVICES CORPORATION
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             (Exact name of registrant as specified in its charter)


DELAWARE                                  0-18754                     11-2904094
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(State or other jurisdiction     (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)


                 100 ROSECREST LANE, COLUMBUS, MISSISSIPPI 39701
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (662) 329-1047


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

     |_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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                SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS.

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 28, 2006, the Compensation Committee of our Board of Directors approved the grant under our 2000 Stock Incentive Plan to Mr. Robert McNally, our Executive Vice President of Operations and Finance, of 96,682 shares of restricted stock and an option to purchase 10,000 shares of our Common Stock. The option exercise price is $21.10 per share, the closing sale price of our Common Stock on July 28, 2006. The restricted stock grant and the stock option vest in equal annual amounts over four years commencing January 1, 2007. The option will expire ten years from the date of grant.

         Concurrently with the grant of the shares of restricted Common Stock and the stock option, a ten-year non-statutory option to purchase 150,000 shares of our Common Stock at $7.50 per share granted to Mr. McNally under the terms of his employment agreement entered into on January 18, 2006 was cancelled.


                  SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired.

                           Not applicable.

                  (b)      Pro forma financial information.

                           Not applicable.

                  (c)      Exhibits.

                                    10.1    Form of Restricted Stock Unit Award
                                            Agreement (to be filed by
                                            amendment)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WARRIOR ENERGY SERVICES CORPORATION





Dated: August 3, 2006                       By:  /s/ William L. Jenkins
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                                                William L. Jenkins, President


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